EVENTS SUBSEQUENT TO BALANCE DATE	12 Months Ended
Jun. 30, 2019
EVENTS SUBSEQUENT TO BALANCE DATE [Abstract]
EVENTS SUBSEQUENT TO BALANCE DATE
23.	EVENTS SUBSEQUENT TO BALANCE DATE

(i)
On July 19, 2019, the Company announced that the second mining unit (“Unit 2”) had entered production at the Poplar Grove Mine, taking the total number of CMs in operation to four and significantly increasing the total quantity of coal mined per shift of operation;

(ii)
On July 19, 2019, the Company announced that BREC had elected to terminate its coal sales agreement with the Company (which represents a potential event of default under the TLF) due to the delayed delivery of first coal to BREC. Under the TLF, the Group has a period 90 days to replace the terminated contract with alternative arrangements which are acceptable to Tribeca, or to negotiate an extension or waiver of this requirement, otherwise an event of default will be triggered under the TLF. The Company maintains a good relationship with BREC, and BREC has requested a test burn of Poplar Grove coal later in 2019;

(iii)
On August 24, 2019, the Company announced that an extended cut plan for Unit 1 at the Poplar Grove Mine had been approved, enabling the CMs to increase the depth of each cut into the coal seam from 20 ft to 40 ft. The extended cut plan resulted in an immediate increase in Unit 1 mining productivity;

(iv)
On September 17, 2019, the Company announced the appointment of Mr. Jim Middleton as Executive Advisor to Paringa’s Board, with specific responsibility to provide guidance to the Company’s Poplar Grove Mine, to assist in further developing safe, efficient, reliable and cost effective mine operations. Mr. Middleton is an experienced underground mining executive with a long and successful history of running coal mining operations for major natural resource companies, including Glencore, BHP, Xstrata, Exxon Coal and Coal & Allied;

(v)
On September 18, 2019, the Company announced that it had entered into a term sheet to grant a 2% gross revenue royalty to Tribeca Global Resources Credit Pty Limited (“Tribeca”) to raise US$9.0 million (before costs) (“Proposed Royalty Financing”), conditional upon completion of a minimum US$5 million equity raising (after costs), legal and tax due diligence, and completion of formal documentation. The term sheet also provides for amendments to the Company’s TLF with Tribeca (as agent) (“Proposed Term Loan Amendment”) to, amongst other things, resize the second tranche of the TLF from US$16 million to US$10 million (Unit 3 expansion capex is projected to be US$5.9 million), and to ensure that the previously announced termination of the Company’s supply agreement with Big Rivers Electric Corporation and issues arising from a funding gap do not result in any events of default under the TLF. Upon completion of the Proposed Royalty Financing and Proposed Term Loan Amendment, the Company will: (a) grant 60,000,000 new options to the lenders (30,000,000 with a strike price of A$0.06 per option and 30,000,000 with a strike price of A$0.07 per option) (subject to shareholder approval and ASX waivers); (b) cancel 25,000,000 options previously granted to the lenders (with a strike price of A$0.20) (subject to shareholder approval and ASX waivers); and (c) issue shares to Argonaut Capital Limited in an amount equal to US$270,000 at an issue price of A$0.05 for financial advisory services provided in respect to the Proposed Royalty Financing;

(vi)
On September 18, 2019, the Company announced that it would make a non-renounceable accelerated pro rata entitlement offer to eligible Shareholders of new shares at an offer price of A$0.07 each, on the basis of one (1) new share for every four (4) shares held on the record date, to raise approximately A$8.1 million (US$5.6 million ) (before costs) (“Entitlement Offer”). The Entitlement Offer will comprise an Institutional Entitlement Offer to be conducted on an accelerated basis and a Retail Entitlement Offer. Net proceeds from the Entitlement Offer will be used to fund Poplar Grove’s ongoing mine ramp-up to positive cashflow, to satisfy the minimum US$5 million equity raising in respect of the Proposed Royalty Financing and Proposed Term Loan Amendment, and for general working capital purposes;

(vii)
On September 20, 2019, the Company announced that it had completed the Institutional Entitlement Offer of its Entitlement Offer to raise approximately A$3.1 million. The Institutional Entitlement Offer was well supported with the majority of substantial existing institutional shareholders electing to take up their entitlements;

(viii)
On September 25, 2019, the Company announced that it had commenced coal sales to OVEC-IKEC. Coal is procured by AEP on behalf of OVEC-IKEC. AEP is OVEC-IKEC’s major shareholder and one of the largest electric energy companies in the United States. The Company continues to ramp up sales to its cornerstone customer LG&E and KU, with August shipping rates to LG&E and KU of approximately 700 Ktpa on an annualised basis;

(ix)
On October 8, 2019, the Company announced that it continued to ramp-up shipping of coal to customers during the September quarter, with approximately 136 Kt of product barged from the Company’s dock on the Green River, up from approximately 26 Kt shipped during the June quarter. September quarter coal sales equate to revenues of approximately US$5.7 million for the quarter (US$23 million on an annualised basis). The Company expects a further increase in sales during the December quarter as the operations continue to ramp up;

(x)
On October 21, 2019, the Company announced that it had cancelled the Retail Entitlement Offer of its Entitlement Offer and will undertake a new re-priced fully underwritten 1 for 5 non-renounceable entitlement offer (“New Offer”) to raise approximately A$5.1 million before costs. Under the New Offer, shareholders will be entitled to acquire 1 new share for every 5 shares held at the record date at an issue price of A$0.05 per new ordinary share. The New Offer is fully underwritten by Argonaut Capital Limited. The agreed underwriting fee is 5%. In addition, institutions who accepted the Institutional Entitlement Offer will be issued an additional 2 new shares for every 5 shares subscribed for under the Institutional Entitlement Offer, for no further consideration, to reflect the revised pricing of the New Offer (“Top Up Shares”). The Company expects to issue a total of 17,829,936 Top Up Shares. The Top Up Shares will be issued ex-entitlement; and

(xi)
On October 21, 2019, the Company announced that it was currently finalizing the formal documentation with Tribeca for the Proposed Royalty Financing and Proposed Term Loan Amendment. Due to the change in the issue price of the New Offer, the options to be issued to Tribeca in relation to the Proposed Royalty Financing and Proposed Term Loan Amendment (subject to shareholder approval and ASX waivers), will be revised to 30,000,000 new options with an exercise price of A$0.06 per option and 30,000,000 new options with an exercise price of A$0.07 cents per option. 50,000,000 of these options will be issued within 60 days after closing and 10,000,000 of these options will be issued upon draw down of the second US$10 million tranche of the Tribeca term loan facility.

Other than the above, at the date of this report, there are no matters or circumstances, which have arisen since June 30, 2019 that have significantly affected or may significantly affect:

•	the operations, in financial years subsequent to June 30, 2019, of the Group;

•	the results of those operations, in financial years subsequent to June 30, 2019, of the Group; or

•	the state of affairs, in financial years subsequent to June 30, 2019, of the Group.